UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 28, 2004

Date of Report (date of earliest event reported)

NETGEAR, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4500 Great America Parkway
Santa Clara, California 95054

(Address of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 28, 2004, NETGEAR, Inc. issued a press release announcing its financial results for its quarter ended October 3, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report.

     The information in the report (including any exhibit attached to this Current Report), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by NETGEAR, Inc., except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

     The following exhibit is furnished herewith:

99.1	Press Release, dated October 28, 2004, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended October 3, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004

NETGEAR, Inc.
By:	/s/ Jonathan Mather
Jonathan Mather
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated October 28, 2004, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended October 3, 2004